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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):  NOVEMBER 29, 2001



                           LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                1-10145                               95-4160558
        (Commission File Number)          (I.R.S. Employer Identification No.)



1221 MCKINNEY STREET, SUITE 700, HOUSTON, TEXAS         77010
    (Address of principal executive offices)          (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

               99.1  Press release dated November 29, 2001.

               99.2  Press release dated December 4, 2001.

               99.3 Certain information disclosed to prospective purchasers in a private placement of senior secured notes.

ITEM 9.  REGULATION FD DISCLOSURE.

          On December 4, 2001, Lyondell Chemical Company closed a $393 million private placement of senior secured notes, the proceeds of which are being used to prepay a portion of the term loans outstanding under our credit facility. This private placement was made only to qualified institutional buyers and to investors in transactions exempt from registration under Regulation S under the Securities Act of 1933. The offering memorandum we used in connection with the private placement may contain certain information that has not been publicly reported previously. We have elected to provide this information, together with other information that has been publicly disclosed previously, in this Current Report on Form 8-K in the attached exhibit 99.3 for informational purposes.

          None of the information contained in this report or the exhibits to this report should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act or into any other documents unless that portion of this report is expressly and specifically identified in such filings as being incorporated by reference to that filing or document.

          The newly issued senior secured notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
This report is being furnished pursuant to the requirements of Regulation FD and Rule 135c(d) under the Securities Act and does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LYONDELL CHEMICAL COMPANY



                               By: /s/ KERRY GALVIN
                                  --------------------------------------
                               Name:  Kerry Galvin
                               Title: Vice President, General Counsel &
                                      Secretary



Date:  December 4, 2001
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                               INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

99.1    Press release dated November 29, 2001.

99.2    Press release dated December 4, 2001.

99.3 Certain information disclosed to prospective purchasers in a private placement of senior secured notes.